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                 DREYFUS NEW JERSEY MUNICIPAL BOND FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2001

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      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus New Jersey Municipal Bond Fund, Inc. (the "Fund"), dated May 1, 2001, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:

                        Call Toll Free 1-800-645-6561
                        In New York City -- Call 1-718-895-1206
                        Outside the U.S. -- Call 516-794-5452

      The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


                                TABLE OF CONTENTS
                                                                            Page


Description of the Fund....................................................B-2
Management of the Fund.....................................................B-14
Management Arrangements....................................................B-19
How to Buy Shares..........................................................B-21
Service Plan...............................................................B-23
How to Redeem Shares.......................................................B-24
Shareholder Services.......................................................B-27
Determination of Net Asset Value...........................................B-31
Dividends, Distributions and Taxes.........................................B-31
Portfolio Transactions.....................................................B-34
Performance Information....................................................B-34
Information About the Fund.................................................B-36
Counsel and Independent Auditors...........................................B-37
Appendix A.................................................................B-38
Appendix B.................................................................B-41




DESCRIPTION OF THE FUND

      The Fund is a Maryland corporation formed on January 11, 1988. The Fund is an open-end management investment company, known as a municipal bond fund.

      The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

      Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

      The following information supplements and should be read in conjunction with the Fund's Prospectus.


      Municipal Obligations. The Fund will invest primarily in debt securities of the State of New Jersey, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and State of New Jersey personal income taxes (collectively, "New Jersey Municipal Obligations"). To the extent acceptable, New Jersey Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not State of New Jersey, income tax. The Fund will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.


      The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue.

      Certain Tax Exempt Obligations. The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

      Tax Exempt Participation Interests. The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

      Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations are considered to be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund's Board. Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation;
(4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Fund's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant. The Fund will not invest more than 15% of the value of its net assets in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 11" below.

      Tender Option Bonds. The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons.

      The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

      Custodial Receipts. The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Obligations which underlie the custodial receipts. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Obligations deposits such obligations with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Obligations. One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism. This class's interest rate generally is expected to be below the coupon rate of the underlying Municipal Obligations and generally is at a level comparable to that of a Municipal Obligation of similar quality and having a maturity equal to the period between interest rate adjustments. The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Obligations. The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Obligation of comparable quality and maturity and their purchase by the Fund should increase the volatility of its net asset value and, thus, its price per share. These custodial receipts are sold in private placements. The Fund also may purchase directly from issuers, and not in a private placement, Municipal Obligations having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

      Stand-By Commitments. To the extent consistent with the requirements for a "qualified investment fund" under the New Jersey gross income tax, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. The Fund also may acquire call options on specific Municipal Obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Obligation redeeming, or other holder of the call option from calling away, the Municipal Obligation before maturity. The sale by the Fund of a call option that it owns on a specific Municipal Obligation could result in the receipt of taxable income by the Fund.


      Ratings of Municipal Obligations. The Fund will invest at least 80% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Series ("S&P") or Fitch IBCA, Duff & Phelps ("Fitch" and, together with Moody's and S&P, the "Rating Agencies"). The Fund may invest up to 20% of the value of its net assets in Municipal Obligations which, in the case of bonds, are rated lower than Baa by Moody's and BBB by S&P and Fitch and as low as the lowest rating assigned by the Rating Agencies. The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 80% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.


      The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended December 31, 2000, computed on a monthly basis, was as follows:

                                                                  Percentage of
     Fitch           or        Moody's    or        S&P             Value
   -------------               -------              ---           -------------

 AAA              Aaa                               AAA                57.3%
 AA               Aa                                AA                  8.3
 A                A                                 A                  12.0
 BBB              Baa                               BBB                 7.3
 BB               Ba                                BB                  3.3
 F-1+/F-1         VMIG1/MIG1, P-1                   SP-1+/SP-1, A-1     5.2
 Not Rated        Not Rated                         Not Rated           6.6 *
                                                                      -------
                                                                      100.0%
                                                                      =======

______________________

* Included in the Not Rated category are securities comprising 6.6% of the Fund's market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the following rating categories:
A/A (3.3%) and Baa/BBB (3.3%).


      Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by the Rating Agencies for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

      Zero Coupon, Pay-In-Kind and Step-up Securities. The Fund may invest in zero coupon securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date); pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds; and step-up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. The market prices of these securities generally are more volatile than the market prices of these securities that pay cash interest periodically and are likely to respond to a greater degree to changes in interest rates than securities having similar maturities and credit qualities. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. In addition, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."


      Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

      Taxable Investments. From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of: notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. When the Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from New Jersey personal income taxes. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

Investment Techniques

      The following information supplements and should be read in conjunction with the Fund's Prospectus. The Fund's use of certain of the investment techniques described below may give rise to taxable income.

      Borrowing Money. The Fund is permitted to borrow to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

      Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

      Derivatives. The Fund may invest in, or enter into, derivatives, such as options, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

      Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

      If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

      When required by the Securities and Exchange Commission, the Fund will segregate permissible liquid assets to cover its obligations relating to its transaction in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Options--In General. The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call options with respect to Municipal Obligations. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options.

      Successful use by the Fund of options will be subject to the Manager's ability to predict correctly movements in interest rates. To the extent the Manager's predictions are incorrect, the Fund may incur losses.

      Future Developments. The Fund may take advantage of opportunities in options and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

      Forward Commitments. The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

      Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment or when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks


      Investing in Municipal Obligations. The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.


      Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

      Investing in New Jersey Municipal Obligations. Since the Fund is concentrated in securities issued by New Jersey or entities within New Jersey, an investment in the Fund may involve greater risk than investments in certain other types of bond funds. You should consider carefully the special risks inherent in the Fund's investment in New Jersey Municipal Obligations. You should review "Appendix A" provides a brief summary of special investment considerations and risk factors relating to investing in New Jersey Municipal Obligations.

      Lower Rated Bonds. The Fund may invest up to 20% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities such as those rated Ba by Moody's or BB by S&P or Fitch or as low as the lowest rating assigned by the Rating Agencies (commonly known as junk bonds). They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Municipal Obligations. See "Appendix B" for a general description of the Rating Agencies' ratings of Municipal Obligations. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds. The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

      You should be aware that the market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable objective data may be available.


      These bonds may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon which would increase the incidence of default for such securities. It is likely that any economic recession also would disrupt severely the market for such securities and may have an adverse impact on their value.


      The Fund may acquire these bonds during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

      The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon bonds, pay-in-kind bonds and step-up coupon bonds, in which the Fund may invest up to 5% of its total net assets. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.


      Simultaneous Investments. Investment decisions for the Fund are made independently from those of other investment companies advised by the Manager. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Investment Restrictions

      The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

      1. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, shall not constitute borrowing.

      3. Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      4. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

      5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

      6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3 and 10 may be deemed to give rise to a senior security.

      7. Sell securities short or purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      8. Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

      9. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

      10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

      11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) that are not subject to the demand feature described in the Fund's Prospectus, and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market) if, in the aggregate, more than 15% of its net assets would be so invested.

      12.   Invest in companies for the purpose of exercising control.

      For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

      If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUND

      The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with the Fund and those companies that furnish services to the Fund. These companies are as follows:

      The Dreyfus Corporation.....................Investment Adviser
      Dreyfus Service Corporation.................Distributor
      Dreyfus Transfer, Inc.......................Transfer Agent
      The Bank of New York........................Custodian

      Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the
      Board of various funds in the Dreyfus Family of Funds. He also is a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, Century Business Services, Inc., a provider of various outsourcing functions for small and medium size companies, The Newark Group, a privately held company providing a national network of paper recovery facilities, paper board mills and paper board converting plants, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of the Distributor. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. He is 57 years old and his address is 200 Park Avenue, New York, New York 10166.


GORDON J. DAVIS, Board Member. President of Lincoln Center for the Performing
      Arts, Inc. since January 1, 2001. From October 1994 to December 2000, he was a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He also is a Director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other not-for-profit boards. He is 59 years old and his address is 241 Central Park West, New York, New York 10024.

DAVID P. FELDMAN, Board Member. A director of several mutual funds in the 59
      Wall Street Mutual Funds Group, and of the Jeffrey Company, a private investment company. He was employed by AT&T from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 61 years old and his address is 466 Lexington Avenue, New York, New York 10017.

LYNN MARTIN, Board Member.  Professor, J.L. Kellogg Graduate School of
      Management, Northwestern University. During the Spring Semester 1993, she was a Visiting Fellow at the Institute of Politics, Kennedy School of Government, Harvard University. She also is an advisor to the international accounting firm of Deloitte & Touche, LLP and chair of its Council for the Advancement of Women. From January 1991 through January 1993, Ms. Martin served as Secretary of the United States Department of Labor. From 1981 to 1991, she served in the United States House of Representatives as a Congresswoman from the State of Illinois. She also is a Director of Harcourt General, Inc., SBC Communications, Inc., Ryder System, Inc., The Proctor & Gamble Co., a consumer company, and TRW, Inc., an aerospace and automotive equipment company. She is 61 years old and her address is c/o Deloitte & Touche, LLP, Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601.


DANIEL ROSE, Board Member.  Chairman and Chief Executive Officer of Rose
      Associates, Inc., a New York based real estate development and management firm. In July 1994, Mr. Rose received a Presidential appointment to serve as a Director and Vice Chairman of the Baltic-American Enterprise Fund, which makes equity investments and loans, and provides technical business assistance to new business concerns in the Baltic states. He is also past Chairman of the Housing Committee of the Real Estate Board of New York, Inc., and is President of the Harlem Educational Activities Fund, Inc. He is 71 years old and his address is c/o Rose Associates, Inc., 200 Madison Avenue, New York, New York 10016.


PHILIP L. TOIA, Board Member. Retired. Mr. Toia was employed by the Manager from August 1986 through January 1997, most recently serving as Vice Chairman, Administration and Operations. He is 67 years old and his address is 715 Hideaway Circle West, Marco Island, Florida 34145.

SANDER VANOCUR, Board Member. Since January 1992, President of Old Owl
      Communications, a full-service communications firm. From May 1995 to June 1996, Mr. Vanocur was a Professional in Residence at the Freedom Forum in Arlington, VA, from January 1994 to May 1995, he served as Visiting Professional Scholar at the Freedom Forum Amendment Center at Vanderbilt University, and from November 1989 to November 1995, he was a director of the Damon Runyon-Walter Winchell Cancer Research Fund. From June 1977 to December 1991, he was a Senior Correspondent of ABC News and, from October 1986 to December 1991, he was Anchor of the ABC News program "Business World," a weekly business program on the ABC television network. He is 73 years old and his address is 2928 P Street, N.W., Washington, DC 20007.

ANNE WEXLER, Board Member. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She also is a director of Alumax, Comcast Corporation, The New England Electric System, NOVA Corporation and a member of the board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and is a Board member of the Economic Club of Washington. She is 71 years old and her address is c/o The Wexler Group, 1317 F Street, Suite 600, N.W., Washington, DC 20004.

      The Fund has a standing nominating committee comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Fund for election to the Fund's Board.

Currently, the Fund typically pays its Board members its allocated portion of an annual retainer of $30,000 and a fee of $4,000 per meeting ($500 per telephone meeting) attended for the Fund and eight other funds (comprised of eight portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Fund and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2000, pursuant to compensation schedules then in effect, were as follows:



                                                       Total
                                                       Compensation from
                            Aggregate                  Fund and Fund
Name of Board               Compensation from          Complex Paid to
Member                      Fund**                     Board Member

Gordon J. Davis             $8,368                     $102,335 (29*)

Joseph S. DiMartino         $11,389                    $805,537 (181*)

David P. Feldman            $9,112                     $176,613 (56*)

Lynn Martin                 $7,390                     $43,085 (14*)

Eugene McCarthy***          $1,538                     $14,063 (14*)

Daniel Rose                 $7,640                     $88,297 (31*)

Philip L. Toia              $8,339                     $48,835 (14*)

Sander Vanocur              $8,384                     $96,047 (31*)

Anne Wexler                 $8,384                     $88,375 (28*)

Rex Wilder****              $6,816                     $38,121 (14*)
---------------------------
* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.
** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,075 for all Board members as a group.
***   Emeritus Board member since March 29, 1996.
****  Emeritus Board member since October 4, 2000.

Officers of the Fund

STEPHEN E. CANTER, President.   President, Chief Operating Officer, and Chief
      Investment Officer of the Manager, and an officer of 93 investment companies (comprised of 181 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 55 years old.


MARK N. JACOBS, Executive Vice President.   Executive Vice President, General
      Counsel and Secretary of the Manager, and an officer of 94 investment companies (comprised of 194 portfolios) managed by the Manager. He is 54 years old.


JOSEPH CONNOLLY, Vice President and Treasurer. Director - Mutual Fund Accounting of the Manager, and an officer of 94 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old.

MICHAEL A. ROSENBERG, Secretary.   Associate General Counsel of the Manager,
      and an officer of 93 investment companies (comprised of 181 portfolios) managed by the Manager. He is 41 years old.

STEVEN F. NEWMAN, Assistant Secretary.   Associate General Counsel and
      Assistant Secretary of the Manager, and an officer of 94 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old.

GREGORY S. GRUBER, Assistant Treasurer.   Senior Accounting Manager -
      Municipal Bond Funds of the Manager, and an officer of 31 investment companies (comprised of 61 portfolios) managed by the Manager. He is 41 years old.

      The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

      The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on April 18, 2001.

                             MANAGEMENT ARRANGEMENTS

      Investment Adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global multibank financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty largest bank holding companies in the United States based on total assets.

      The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Fund and the Manager. The Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

      The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Thomas F. Eggers, Vice Chairman--Institutional and a director; Ronald P. O'Hanley III, Vice Chairman; William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Stephen R. Byers, Senior Vice President; Diane
P. Durnin, Senior Vice President; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Ray Van Cott, Vice President--Information Systems; Theodore A. Schachar, Vice President--Tax; Wendy Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliot, Martin G. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

      The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are A. Paul Disdier, Joseph Irace, Colleen Meehan, Richard J. Moynihan, W. Michael Petty, Scott Sprauer, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

      The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any Fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics, and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

      The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

      All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings and any extraordinary expenses. Pursuant to the Fund's Service Plan, the Fund bears expenses for advertising, marketing and distributing the Fund's shares and servicing shareholder accounts, and also bears the cost of preparing and printing prospectuses and statements of additional information and costs associated with implementing and operating such plan. See "Service Plan."


      As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before payment of dividends to investors. The management fees paid for the fiscal years ended December 31, 1998, 1999 and 2000 amounted to $3,596,481, $3,472,134 and $3,053,591, respectively, which amounts were reduced by $265,764, $266,399 and $487,158, respectively, pursuant to undertakings by the Manager, resulting in a net fee of $3,330,717 for 1998, $3,205,735 for 1999 and $2,566,433 for 2000, respectively.


      The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1-1/2% of the value of the Fund's average net assets for the fiscal year, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

      The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

      Distributor. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.

      Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      The Bank of New York (the "Custodian"), 100 Church Street, New York, New York 10286, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

                                HOW TO BUY SHARES

      General. Fund shares are sold through the Distributor or certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals, such as investment advisers, accountants and estate planning firms (collectively, "Service Agents") that have entered into service agreements with the Distributor. Stock certificates are issued only upon your written request. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

      The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

      Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

      Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. For purposes of computing net asset value per share, options will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

      Dreyfus TeleTransfer Privilege. You may purchase shares by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.


      Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TeleTransfer Privilege."


      Reopening an Account. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

                                  SERVICE PLAN

      Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Fund's Board has adopted such a plan (the "Service Plan"), pursuant to which the Fund pays the Distributor for distributing the Fund's shares, servicing shareholder accounts ("Servicing") and advertising and marketing relating to the Fund at an aggregate annual rate of 0.25% of the value of the Fund's average daily net assets. The Distributor may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The Distributor determines the amount, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made. The Fund's Board believes that there is a reasonable likelihood that the Service Plan will benefit the Fund and its shareholders.

      The Fund bears the costs of preparing and printing prospectuses and statements of additional information used for regulatory purposes and for distribution to existing shareholders. Under the Service Plan, the Fund is permitted to bear (i) the costs of preparing, printing and distributing prospectuses and statements of additional information used for other purposes and (ii) the costs associated with implementing and operating the Service Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the Fund the greater of $100,000 or .005% of the value of the Fund's average daily net assets for such fiscal year. Each item for which a payment may be made under the Service Plan may constitute an expense of distributing Fund shares as the Securities and Exchange Commission construes such term under the Rule.

      A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Service Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Service Plan without shareholder approval and that other material amendments of the Service Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and have no direct or indirect financial interest in the operation of the Service Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Service Plan and the related service agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan. The Service Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any of the related service agreements or by vote of a majority of the Fund's shares.

      For the fiscal year ended December 31, 2000, the Fund (i) reimbursed the Distributor $210,591 for payments made to Service Agents for distributing shares and Servicing, (ii) paid the Manager and its affiliates $1,061,739 for advertising and marketing shares and Servicing, and (iii) paid $4,085 for printing the Fund's prospectus and statement of additional information, as well as implementing and operating the Service Plan.

                              HOW TO REDEEM SHARES

      General. The Fund ordinarily will make a payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check or by Dreyfus TeleTransfer Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege, for a period of eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TeleTransfer purchase against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      Redemption Fee. The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund. For the fiscal year ended December 31, 2000, the Fund retained $$3,509 in redemption fees.

      No redemption fee will be charged on the redemption or exchange of shares
(1) through the Fund's Check Writing Privilege, Automatic Withdrawal Plan, or Dreyfus Auto-xchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor,
(3) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or distributions. The redemption fee may be waived, modified or terminated at any time.

      Checkwriting Privilege. The Fund provides redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

      You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

      The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.


      Wire Redemption Privilege. By using this Privilege, you authorize the Transfer Agent to act on telephone or letter redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.


      To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

      Dreyfus TeleTransfer Privilege. You may request by telephone that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $500,000 within any 30-day period. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

      Redemption Through a Selected Dealer. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor, and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sells such securities, brokerage charges might be incurred.

      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                              SHAREHOLDER SERVICES

      Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders Asset Management, LLC ("Founders"), an affiliate of the Manager, to the extent such shares are offered for sale in your state of residence. The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares exchanged where the exchange is made less than 30 days after the issuance of such shares. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

      To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

      To request an exchange, you, or your Service Agent acting on your behalf, must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. By using the Telephone Exchange Privilege, you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase, in exchange for shares of the Fund or shares of certain funds advised by Founders, of which you are a shareholder. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having identical names and other identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

      Dreyfus Government Direct Deposit Privilege. Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

      Dreyfus Payroll Savings Plan. Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

      Dreyfus Step Program. Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.

      Dreyfus Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds or shares of certain funds advised by Founders, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

            A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds offered without a sales load.

            B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

            C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference will be deducted.

            D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

                        DETERMINATION OF NET ASSET VALUE

      Valuation of Portfolio Securities. The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). The value of other investments (which constitute a majority of the portfolio securities) is determined by the Service, based on methods which include consideration of yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Fund's officers under the general supervision of the Fund's Board. These procedures need not be used to determine the value of securities held by the Fund if, in the opinion of a committee appointed by the Fund's Board, some other method would more accurately reflect the fair value of such securities. Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Service Plan, are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

      New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


      Management believes that the Fund has qualified as a "regulated investment company" under the Code for the fiscal year ended December 31, 2000. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.


      The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for business. Fund shares begin earning income dividends on the day following the date of purchase. Dividends usually are paid on the last business day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated under "Distributions and Taxes" in the Prospectus. In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.


      If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes. Dividends derived from taxable investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his shares.


      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains or losses. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. In addition, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

      Gain or loss, if any, realized by the Fund from certain options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund as described above.

      Offsetting positions held by the Fund involving certain options transactions may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

      The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) the Fund is an investment company registered with the Securities and Exchange Commission, which for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, the Fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures and forward contracts, or other similar financial instruments, related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from Federal and New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

      If the Fund qualifies as a qualified investment fund and the Fund complies with its reporting obligations, (a) dividends and distributions paid by the Fund to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the Fund as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of Fund shares by a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the Fund and gain from the sale of shares in the Fund may represent taxable income.

      If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

      Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could, under special tax rules, affect the amount, timing and character of distributions to shareholders. For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                             PORTFOLIO TRANSACTIONS

      Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

      Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms and may be selected based upon their sales of shares of the Fund or other funds advised by the Manager or its affiliates.

      Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

                             PERFORMANCE INFORMATION

      The Fund's current yield for the 30-day period ended December 31, 2000 was 4.40%, which reflects the waiver of a portion of the management fee by the Manager. Had a portion of the management fee not been waived, the Fund's current yield for the 30-day period ended December 31, 2000 would have been 4.30%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends and distributions, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Based upon a combined 2000 Federal and State of New Jersey personal income tax rate of 43.45%, the Fund's tax equivalent yield for the 30-day period ended December 31, 2000 was 7.78%. Without the above-referenced waiver by the Manager, the Fund's tax equivalent yield for the 30-day period ended December 31, 2000 would have been 7.60%. Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

      The tax equivalent yield quoted above represents the application of the highest Federal and New Jersey State marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.60% tax rate has been used. For New Jersey income tax purposes, a 6.37% tax rate has been used. The tax equivalent yield figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rates or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

      The Fund's average annual total return for the 1, 5 and 10 year periods ended December 31, 2000 was 11.37%, 4.91% and 6.59%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

      The Fund's aggregate total return for the period November 6, 1987 (commencement of operations) through December 31, 2000 was 156.58%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

      From time to time, the Fund may use hypothetical equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not indicative of the Fund's past or future performance.

      Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from CDA Investment Technologies, Inc., Lipper Analytical Services, Inc., Moody's Bond Survey Bond Index, Lehman Brothers Municipal Bond Index, Morningstar, Inc. and other industry publications. From time to time, advertising materials for the Fund may refer to or discuss then-current or past economic conditions, developments and/or events, actual or proposed tax legislation, or to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. Advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting such ratings.

      From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.

                           INFORMATION ABOUT THE FUND

      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is following a market-timing strategy or is otherwise engaging in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with a market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      During times of drastic economic or market conditions, the Fund may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

      The Fund sends annual and semi-annual financial statements to all its shareholders.

                        COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, has been selected as independent auditors of the Fund.




                                   APPENDIX A

RISK FACTORS -- INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS


      The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey and various local agencies available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

      New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals and pharmaceuticals, electrical equipment and instruments, printing, machinery and food products. Other economic activities include business and health services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.

      During 1999, a continuation of the national business expansion, a strong business climate in the State, and positive developments in neighboring metropolitan areas contributed to the State's economic expansion - the second strongest year for economic growth since 1988.

      Employment within the State increased by 1.7% in 1999, resulting in an increase of over 65,000 jobs. Job gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (20,400) and business services (20,200). Computer software and personnel supply related companies accounted for the bulk of the job growth in the business services sub-sector, adding 15,000 jobs.

      With strong labor market conditions, New Jersey's personal income increased at a pace of 5.8% in 1999, making it the first year since 1992 that the New Jersey growth rate was above the national rate. The strong State economy also led to a 6.5% growth in retail sales. Low inflation, approximately 2%, continues to benefit New Jersey consumers and businesses, and low interest rates have increased spending on housing and other consumer durables. In 1999, home building was at its highest level since 1988.

      New Jersey's unemployment rate remained low in 1999 - close to the national average. Joblessness, in terms of both absolute level and its rate, has been falling steadily since its peak in 1992. The early trends in year 2000 indicate that the number of unemployed persons in New Jersey has dropped to its lowest level since mid-1989.

      The economic outlook for 2000/2001 is for continued growth, but at somewhat more moderate rates. Employment is expected to increase by approximately 50,000 jobs, reflecting a slowing national economy and shortages in skilled technical specialties that will constrain job growth. The outlook also indicates a steady slowing in State personal income growth from 5.7% in 2000 to 4.8% in 2001.

      A slower growing national economy and the national election year campaign make it increasingly unlikely that any changes in national economic or fiscal policy will be implemented that will impact the State's economy significantly in the forecast period. However, uncertainties in the international economy are likely to remain due to oil price and currency issues.

      Other areas of concern include the volatility in the stock market, possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner U.S. corporate profits. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and deregulation concerns. Although the forecasts for 2000/2001 contain more risks than in the recent past, the basic fundamentals of the State's economic health remain favorable.

      The New Jersey outlook is based on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of the State's workforce, and maintaining a competitive business environment. Investments in each of these policy areas are critical to maintaining the long-term health of the State's economy.

      In July 1991, S&P lowered New Jersey's general obligation bond rating from "AAA" to "AA+". As of May 2000, S&P, Moody's and Fitch rated New Jersey's long-term general obligations "AA+", "Aal" and "AA+", respectively.

      The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts Sales and Use tax collections for fiscal year 2000 of $5.575 billion, a 10.3% increase from the fiscal year 1999 revenue. The fiscal year 2001 estimate of $5.993 billion is a 7.5% increase from the fiscal year 2000 estimate.

      The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts gross income tax collections for fiscal year 2000 of $7.035 billion, an 11.2% increase from fiscal year 1999 revenue. The fiscal year 2001 estimate of $7.580 billion is a 7.7% increase from fiscal year 2000. Included in the fiscal year 2000 and fiscal year 2001 estimates is the enactment of a property tax deduction, to be phased in over a three-year period, permitting a deduction by resident taxpayers against gross income tax of a percentage of their property taxes.

      The revised estimate as shown in the Governor's fiscal year 2000 Budget forecasts corporations business tax collections for fiscal year 2000 of $1.396 billion, a 0.5% decrease from fiscal year 1999 revenue. The fiscal year 2001 estimate of $1.486 billion is a 6.4% increase from fiscal year 2000. Included in the corporation business tax estimates for fiscal year 2000 and fiscal year 2001 is an estimate of amounts which were previously collected pursuant to the gross receipts and franchise taxes applicable to utilities and which are now collected pursuant to the corporation business tax related to the utilities.

      Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

      Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

      The State appropriated approximately $18.486 billion, $19.975 billion (adjusted) for fiscal years 1999 and 2000, respectively. Of the $21.253 billion recommended for appropriation in fiscal year 2001 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and Gubernatorial Elections Fund, $8.394 billion was recommended for State aid to local governments, $6.548 billion was appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of service on behalf of the State), $4.616 billion for direct State services, $530 million for debt service on State general obligation bonds and $1.165 billion for capital construction.

      Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The recommended appropriations reflect the amounts contained in the Governor's fiscal year 2001 Budget.

      The State made appropriations for principal and interest payments for general obligation bonds for fiscal year 2000 in the amount of $518.7 million. The Governor's fiscal year 2001 Budget included a recommended appropriation in the amount of $530.0 million for principal and interest payments for general obligations bonds.





                                     APPENDIX B

      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's"), and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

Commercial paper

A-1
This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries.

      High rates of return on funds employed.

      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'